OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
(the "Fund")

Supplement to the Fund's Prospectus and Statement of Additional Information
dated July 27, 2012

The Board of Trustees of the Fund has approved the removal of Marsico Capital Management, LLC (“Marsico”) as a sub-adviser to the Fund. On or about June 19, 2013, the assets that Marsico manages on behalf of the Fund will be transitioned to T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Fred Alger Management, Inc. (“Alger”). Both T. Rowe Price and Alger are currently sub-advisers for the Fund and they will both continue to act as sub-advisers after the transition.

In connection with this transition, the following replaces the information in the section of the Fund’s prospectus entitled “Fund Summary: Optimum Large Cap Growth Fund – What are the Fund’s principal investment strategies?”:

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large market capitalization companies (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. For purposes of this Fund, large market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 1000® Growth Index. As of June 29, 2012, the Russell 1000 Growth Index had a market capitalization range between $252.4 million and $546 billion. The market capitalization range for this index will change on a periodic basis. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a large capitalization for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible to common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in foreign securities, including American depositary receipts (ADRs) and other depositary receipts and shares; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund’s manager, Delaware Management Company (Manager), has selected T. Rowe Price Associates, Inc. (T. Rowe Price) and Fred Alger Management, Inc. (Alger) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser’s share of the Fund’s assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on the sub-adviser’s own investment style and strategy.

In managing its portion of the Fund’s assets, T. Rowe Price mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment strategy, T. Rowe Price has the discretion to deviate from its normal investment criteria, as described above, and purchase securities that T. Rowe Price believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In managing its portion of the Fund’s assets, Alger invests primarily in growth stocks. Alger believes that issuers of growth stocks tend to fall into one of two categories:

•	High unit volume growth

Vital, creative companies, which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•	Positive life cycle change

Companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.

In implementing this philosophy, Alger places a heavy emphasis on original, in-depth analysis. Accordingly, Alger currently employs a team of more than 25 analysts. Analysts are sector specialists with broad responsibility to cover fundamental trends across the capitalization spectrum of their industries. The analyst team is composed of experienced analysts, who have years of experience analyzing the same industries and following the same companies as well as junior analysts supporting our research, financial modeling, and analytical process. The portfolio manager may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

In response to market, economic, political, or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees must approve any changes to nonfundamental investment objectives, and the Fund will notify shareholders at least 60 days prior to a material change in the Fund’s objective.

In addition, the following replaces the information in the section of the Fund’s prospectus entitled “Fund Summary: Optimum Large Cap Growth Fund – Who manages the Fund”:

Who manages the Fund

Investment manager

Delaware Management Company

Sub-advisers

T. Rowe Price Associates, Inc.

Portfolio manager	Title with T. Rowe Price	Start date on the Fund
P. Robert Bartolo	Vice President	October 2007

Fred Alger Management, Inc.

Portfolio manager	Title with Alger	Start date on the Fund
Patrick Kelly	Executive Vice President	September 2008

In addition, the following replaces the information in the section of the Fund’s prospectus entitled “Who manages the Funds? – Optimum Large Cap Growth Fund”:

T. Rowe Price Associates, Inc. (T. Rowe Price), located at 100 East Pratt Street, Baltimore, MD 21202, was founded in 1937 and manages institutional investment portfolios and mutual funds. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company. As of March 31, 2012, T. Rowe Price had approximately $554.8 billion in assets under management. T. Rowe Price has held its Fund responsibilities since the Fund’s inception.

P. Robert Bartolo, a Vice President with T. Rowe Price, is primarily responsible for the day-to-day management of T. Rowe Price’s share of the Fund’s assets. Mr. Bartolo is Chairman of T. Rowe Price’s Investment Advisory Committee which develops and executes the Fund’s investment program. Mr. Bartolo joined T. Rowe Price in 2002 and his investment experience dates from 1997. He has held his Fund responsibilities since October 2007.

Fred Alger Management, Inc. (Alger) is headquartered at 360 Park Avenue South, New York, NY 10010. Alger, founded in 1964, became a registered investment adviser with the Securities and Exchange Commission in March 1970, and provides investment management services to individuals and institutional clients. Alger is an indirect subsidiary of Alger Associates, Inc., a holding company owned by the Alger family. As of March 31, 2012, Alger had approximately $17 billion in assets under management. Alger has held its Fund responsibilities since September 2008.

Patrick Kelly is primarily responsible for the day-to-day management of the investment program for Alger’s portion of the Fund. Mr. Kelly has been employed by Alger since 1999 and currently serves as Executive Vice President and portfolio manager. He has held his Fund responsibilities since September 2008.

Lastly, all references to Marsico Capital Management, LLC as a sub-adviser to the Fund are deleted from the Fund’s statement of additional information (including any references to Marsico employees, policies and practices).

Investments in Optimum Large Cap Growth Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated June 13, 2013.